STATEMENT OF ADDITIONAL INFORMATION

                                 OAK VALUE FUND

                                November 1, 2005
                              Revised May 11, 2006

                                   A series of
                                 OAK VALUE TRUST
                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                            Telephone 1-800-622-2474


                                TABLE OF CONTENTS


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................    2
INVESTMENT LIMITATIONS ....................................................    6
TRUSTEES AND OFFICERS .....................................................    8
CODE OF ETHICS ............................................................   13
INVESTMENT ADVISER ........................................................   13
ADMINISTRATOR .............................................................   15
DISTRIBUTOR ...............................................................   16
OTHER SERVICE PROVIDERS ...................................................   16
OTHER FUND COSTS ..........................................................   17
PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   17
SPECIAL SHAREHOLDER SERVICES ..............................................   19
PURCHASE OF SHARES ........................................................   20
REDEMPTION OF SHARES ......................................................   21
NET ASSET VALUE DETERMINATION .............................................   21
ADDITIONAL TAX INFORMATION ................................................   22
GENERAL INFORMATION ABOUT THE TRUST .......................................   24
CALCULATION OF PERFORMANCE DATA ...........................................   26
FINANCIAL STATEMENTS AND REPORTS ..........................................   30
DESCRIPTION OF BOND RATINGS (APPENDIX A) ..................................   31
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX B) .........................   34


     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Oak Value Fund dated November 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained by contacting the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

     The Oak Value Fund (the "Fund") is a no-load, diversified series of Oak Value Trust, a registered open-end management investment company commonly known as a "mutual fund." Oak Value Trust was organized as a Massachusetts business trust on March 3, 1995. The Fund's investment objective is to seek capital appreciation, and this objective cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. The investment objective and policies of the Fund, including the Fund's main investment strategies, are further described in the Prospectus. The Fund is not managed to limit or control the effect of taxes on performance. However, in deciding what securities to buy or sell for the Fund, Oak Value Capital Management, Inc. (the "Adviser") may consider the income tax implications of those decisions on Fund shareholders.

     The following discussion supplements that found in the Prospectus and contains more detailed information about certain instruments in which the Fund may invest and a summary of related risks. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

ADDITIONAL PERMITTED INVESTMENTS

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments and money market fund shares may be purchased for temporary defensive purposes, in an amount up to 100% of the Fund's assets (provided that the investment in money market fund shares does not exceed the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act")), when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. In addition, money market instruments and money market fund shares will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (defined below) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand Master Notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

     BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers'Acceptance, therefore, carries the full faith and credit of such bank.

     A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

     COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. MASTER NOTES are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

     The Fund may invest in MONEY MARKET FUND Shares within the limits prescribed by the 1940 Act. As a shareholder of a money market fund, the Fund will bear its pro rata portion of the expenses of such money market fund, including advisory fees. These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S.
Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

     FOREIGN SECURITIES. The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Fund may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

         ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

     SHORT SALES "AGAINST THE BOX." The Fund may sell securities short "against the box." Selling securities short involves selling securities the seller (e.g., the Fund) has borrowed in anticipation of a decline in the market price of such securities. A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities are approaching the Adviser's growth and price expectations, covered call options (calls) may be written (sold) against such securities. If the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

     The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

     Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

     WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33?% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while borrowings are outstanding.

     PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover rate will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio turnover affects brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

     The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of: (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

     Under these fundamental limitations, the Fund MAY NOT:

     (1) Purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer;

     (2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation);

     (3) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

     (4) Invest for the purpose of exercising control or management of another issuer;

     (5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

     (6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

     (7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     (8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

     (9) Participate on a joint or joint and several basis in any trading account in securities;

     (10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

     (11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

     (12) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

     (13) Invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 3, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

                              TRUSTEES AND OFFICERS

     BOARD   RESPONSIBILITIES.   Under   the   laws  of  the   Commonwealth   of
Massachusetts, the management and affairs of the Trust are supervised by the Trustees. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

     OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, who are indicated by an asterisk, as well as its executive officers.

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                               TERM OF                                     PORTFOLIOS       OTHER
                               POSITION(S)    OFFICE AND                                    IN FUND     DIRECTORSHIPS1
                                HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)      COMPLEX        HELD BY
  NAME, ADDRESS, AND AGE          TRUST      TIME SERVED         DURING PAST 5 YEARS        OVERSEEN       TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*             Trustee      Indefinite;     President, Chief Executive       1            None
3100 Tower Boulevard          and President   Since:          Officer and Senior Portfolio
Suite 700                                     July 2003       Manager with Oak Value
Durham, NC 27707                                              Capital Management, Inc.;
Age: 45                                                       prior to July 2003, Executive
                                                              Vice President and Portfolio
                                                              Manager with Oak Value
                                                              Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey             Vice President   Indefinite;     For more than the past five      1
225 Pictoria Drive                            Since:          years, Managing Director of
Suite 450                                     June 2003       Ultimus Fund Solutions, LLC
Cincinnati, OH 45246                                          and Ultimus Fund
Age: 49                                                       Distributors, LLC
----------------------------------------------------------------------------------------------------------------------
Mark J. Seger                   Treasurer     Indefinite;     For more than the past five      1
225 Pictoria Drive                            Since:          years, Managing Director of
Suite 450                                     June 2003       Ultimus Fund Solutions, LLC
Cincinnati, OH 45246                                          and Ultimus Fund
Age: 44                                                       Distributors, LLC
----------------------------------------------------------------------------------------------------------------------
John F. Splain                  Secretary     Indefinite;     For more than the past five      1
225 Pictoria Drive                            Since:          years, Managing Director of
Suite 450                                     June 2003       Ultimus Fund Solutions, LLC
Cincinnati, OH 45246                                          and Ultimus Fund
Age: 49                                                       Distributors, LLC
----------------------------------------------------------------------------------------------------------------------

                                                      8


*    Mr.  Coats may be deemed to be an  "interested  person,"  as defined by the 1940 Act,  because of his  employment with Oak Value  Capital  Management, Inc., the investment adviser to the Trust.
1    Represents directorships held  in (1)  any  other  investment  companies registered  under the 1940 Act, (2)  any company with a class of  securities registered  pursuant to Section 12 of the Securities  Exchange Act  of  1934,
     as  amended  (the  "Exchange  Act")  or  (3)  any  company  subject  to the requirements of Section 15(d) of  the
     Exchange Act.

     INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

--------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                               TERM OF                                       PORTFOLIOS       OTHER
                               POSITION(S)    OFFICE AND             PRINCIPAL                IN FUND     DIRECTORSHIPS1
                                HELD WITH     LENGTH OF            OCCUPATION(S)              COMPLEX        HELD BY
  NAME, ADDRESS, AND AGE          TRUST      TIME SERVED         DURING PAST 5 YEARS          OVERSEEN       TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                Trustee      Indefinite;     For more than the past           1            None
121 W. Trade Street                          Since:          five years, Managing
Suite 3000                                   May 1995        Director of Brookwood
Charlotte, NC 28202                                          Associates, L.L.C. (an
Age: 45                                                      investment banking firm)
--------------------------------------------------------------------------------------------------------------------------
John M. Day                     Trustee      Indefinite;     For more than the past           1            None
5151 Glenwood Avenue                         Since:          five years, Managing
Raleigh, NC 27612                            May 1995        Partner of Maynard
Age: 52                                                      Capital Partners, LLC
                                                             (an investment firm)
--------------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.           Trustee      Indefinite;     For more than the past           1         Director of
1816 Front Street                            Since:          five years, President of                  Cardinal State
Suite 320                                    May 1995        Practice Management                           Bank
Durham, NC 27705                                             Services, Inc. (a medical
Age: 60                                                      practice management
                                                             firm)
--------------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.         Trustee      Indefinite;     Founding Partner of              1         Director of
700 12th Street, NW                          Since:          Manatt, Phelps & Phillips,                    FedEx
Suite 1100                                   February 2002   LLP (a law firm); from                     Corporation
Washington, D.C.  20005                                      1999 to 2001, U.S.
Age: 69                                                      Ambassador to the
                                                             Dominican Republic
--------------------------------------------------------------------------------------------------------------------------

1  Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities  registered  pursuant to Section 12 of the Securities  Exchange Act of 1934, as amended (the "Exchange Act")
   or (3) any company subject to the  requirements of Section 15(d) of the Exchange Act.

     BOARD COMMITTEES. The Trustees have established the Audit Committee and the Governance, Nomination and Compensation Committee as standing committees of the Board. Messrs. Bryan, Day, Jordan and Manatt constitute the Trust's Audit Committee and Governance, Nomination and Compensation Committee.

     o The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. The Audit Committee meets periodically, as necessary, and met two times during the most recently completed fiscal year.

     o The Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Independent Trustees of the Trust, establishing the compensation paid to the Independent Trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee will consider shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's offices. The Governance, Nomination and Compensation Committee meets periodically as necessary, and met two times during the most recently completed fiscal year.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

=======================================================================================================
             (1)                            (2)                                  (3)
=======================================================================================================
                                                                 AGGREGATE DOLLAR RANGE OF SHARES OF
                                                                 ALL REGISTERED INVESTMENT COMPANIES
                               DOLLAR RANGE OF FUND SHARES        OVERSEEN BY TRUSTEE IN FAMILY OF
       NAME OF TRUSTEE              OWNED BY TRUSTEE                     INVESTMENT COMPANIES
=======================================================================================================
C. Russell Bryan                    $50,001--$100,000                     $50,001--$100,000

=======================================================================================================
John M. Day                         $10,001--$50,000                      $10,001--$50,000

=======================================================================================================
Joseph T. Jordan, Jr.                 Over $100,000                         Over $100,000

=======================================================================================================
Charles T. Manatt, Esq.               Over $100,000                         Over $100,000

=======================================================================================================
Larry D. Coats, Jr.                   Over $100,000                         Over $100,000

=======================================================================================================

     As of August 15, 2005, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

               OWNERSHIP IN THE FUND'S INVESTMENT  ADVISER1 OR DISTRIBUTOR2 BY TRUSTEES WHO ARE NOT
               INTERESTED  PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUND AS OF DECEMBER 31, 2004

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
                            NAME OF
                           OWNERS AND          NAME OF         TITLE OF CLASS OF      VALUE OF
   NAME OF TRUSTEE      RELATIONSHIPS TO       COMPANY            SECURITY           SECURITIES      PERCENT OF CLASS
                            TRUSTEE
=========================================================================================================================
C. Russell Bryan              N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================
John M. Day                   N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================
Joseph T. Jordan, Jr.         N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================
Charles T. Manatt, Esq.       N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================

1   Oak Value Capital Management, Inc.
2   Ultimus Fund Distributors, LLC


APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

     As discussed in the section of this SAI entitled "Investment Adviser" below, the investment advisory agreement with Oak Value Capital Management, Inc. (the "Adviser") must, following approval for an initial two-year period, be specifically reapproved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

     At a meeting held on October 22, 2003, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

     At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

     Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to recommend approval of the investment advisory agreement by shareholders. Shareholders of the Fund approved the investment advisory agreement at a special meeting held on December 15, 2003.

     TRUSTEE COMPENSATION. Each Trustee of the Trust who is not an "interested person" of the Trust receives from the Trust an annual retainer of $16,000 (except that such retainer is $20,000 for the Chairman of the Board); a fee of $2,500 for attendance at each Board of Trustees meeting; and a fee of $750 for attendance at each meeting of a committee of the Board of Trustees (except that such fee is $1,500 with respect to the committee chairman). The Trustees are reimbursed for all out-of-pocket expenses related to attendance at meetings. Trustees who are directors, officers or employees of the Adviser or the Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Independent Trustee from the Trust during the fiscal year ended June 30, 2005.


                                                                                       TOTAL
                                               PENSION OR                           COMPENSATION
                                               RETIREMENT          ESTIMATED        PAID FROM FUND
                            AGGREGATE       BENEFITS ACCRUED    ANNUAL BENEFITS       AND FUND
                           COMPENSATION       AS A PART OF           UPON            COMPLEX TO
     NAME OF TRUSTEE        FROM FUND        FUND EXPENSES        RETIREMENT          TRUSTEES
---------------------------------------------------------------------------------------------------
C. Russell Bryan             $26,250               -0-               -0-               $26,250

---------------------------------------------------------------------------------------------------
John M. Day                  $23,000               -0-               -0-               $23,000

---------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.        $27,500               -0-               -0-               $27,500

---------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.      $25,500               -0-               -0-               $25,500

---------------------------------------------------------------------------------------------------

                                 CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics ("Code") pursuant to Rule 17j-1 under the 1940 Act. Each Code applies to the personal investing activities of the trustees, directors, officers and certain employees ("access persons") of the Trust, the Adviser or the Distributor, as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Each Code permits access persons to engage in personal securities transactions and otherwise invest in securities, including securities that may be purchased or held by the Fund. Access persons are generally required to obtain approval before engaging in personal securities transactions and to report their personal securities transactions for monitoring purposes. Each Code is on file with the Securities and Exchange Commission ("SEC"), and is available to the public.

                               INVESTMENT ADVISER

     The Adviser supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until December 15, 2005 and is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

     Compensation of the Adviser is at the annual rate of .90% of the Fund's average daily net assets. For the fiscal years ended June 30, 2005, 2004 and 2003, the Fund paid the Adviser advisory fees of $2,258,904, $2,346,203 and $2,078,807, respectively.

     The Adviser and its predecessor firm, Oak Value Partners, have been continuously registered as an investment adviser with the SEC since May 1991. The Adviser was organized as a North Carolina corporation in 1992. David R. Carr, Jr. and Larry D. Coats, Jr. are considered controlling shareholders of the Adviser. As affiliates of the Adviser, Messrs. Carr and Coats may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

     The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

     The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, from its own assets, including its legitimate profits from advisory fees received from the Fund, may make payments to broker-dealers and other financial institutions (each, an "Intermediary") for their expenses in connection with the distribution of Fund shares. These payments, which are subject to change without notice, range from an annual rate of 0.15% to 0.40% of assets invested in the Fund through such Intermediaries. These fees are in addition to any fees that may be paid by the Adviser and/or the Fund for services that are not distribution-related (such as recordkeeping, subaccounting and other shareholder or administrative services). While the payment of such compensation by the Adviser will not affect the expense ratio of the Fund, the receipt of (or prospect of receiving) the payments described above may provide an Intermediary or its salespersons with an incentive to favor sales of the Fund over sales of other mutual funds (or non-mutual fund investments) with respect to which the Intermediary or salesperson does not receive such payments or receives them in a lower amount.

PORTFOLIO MANAGERS

     The Fund's Portfolio Managers are David R. Carr, Jr. and Larry D. Coats, Jr. The Portfolio Managers are the Adviser's most senior investment professionals and serve on the Adviser's Investment Committee along with Christy
L. Phillips, the Adviser's Director of Research. The Adviser's Investment Committee is supported in its research activities by the Adviser's research team. Messrs. Carr and Coats have over a decade of experience working together--visiting portfolio companies and related businesses, talking to company management, generating ideas and gathering valuable knowledge about businesses.

Other Accounts Managed (as of June 30, 2005)
----------------------

     The Portfolio Managers are also collectively responsible for the day-to-day management of all of the Adviser's other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

------------------------------------------------------------------------------------------------------------------------------------
                                                               Total                              Number of       Total Assets of
                                                               Number                             Accounts            Accounts
     Name of                                                  of Other     Total Assets of       Managed with       Managed with
    Portfolio                                                 Accounts     Other Accounts       Advisory Fee        Advisory Fee
    Managers                   Type of Accounts               Managed          Managed            Based on            Based on
                                                                                                Performance         Performance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
David R. Carr, Jr.     Registered Investment Companies:          0               $0                  0                   $0
                       Other Pooled Investment Vehicles:         0               $0                  0                   $0
                       Other Accounts:                          461         $902,717,550             0                   $0
------------------------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.    Registered Investment Companies:          0               $0                  0                   $0
                       Other Pooled Investment Vehicles:         0               $0                  0                   $0
                       Other Accounts:                          461         $902,717,550             0                   $0
------------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

     The Adviser does not believe that any material conflicts of interest exist as a result of the Portfolio Managers managing the Fund and managing the other accounts noted above. The investment strategies of the Fund and the other accounts managed by the Portfolio Managers do not materially conflict in any way.

     The Adviser will frequently recommend purchases or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among the Fund and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation
------------

     Compensation of the Portfolio Managers includes a fixed salary plus a bonus. The bonus is based upon the profitability of the Adviser which is, in part, dependent upon the value of the total assets under management, including Fund assets. However, compensation is not directly based upon the Fund's performance nor the value of the Fund's assets.

Ownership of Fund Shares
------------------------

     The following table indicates the dollar range of securities of the Fund beneficially owned by the Portfolio Managers as of June 30, 2005.

           -----------------------------------------------------------
                        Name of           Dollar Value of Fund Shares
                   Portfolio Manager           Beneficially Owned

           -----------------------------------------------------------
              David R. Carr, Jr.               $100,001--$500,000

           -----------------------------------------------------------
              Larry D. Coats, Jr.                Over $1,000,000

           -----------------------------------------------------------


                                  ADMINISTRATOR

     Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of the administrative services, the Fund pays the Administrator a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, ..075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month.

     The Administrator also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties, the Fund pays the Administrator a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

     As the Fund's transfer agent, the Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     For the fiscal years ended June 30, 2005 and 2004, the Administrator received administrative fees of $188,083 and $194,038, respectively; accounting and pricing fees of $49,116 and $50,161, respectively; and transfer agent fees of $86,056 and $77,024, respectively.

     Prior to June 30, 2003, BISYS Fund Services Ohio, Inc. (BISYS") provided the Fund with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. BISYS is a wholly-owned indirect subsidiary of The BISYS Group, Inc. For the fiscal year ended June 30, 2003, BISYS received from the Fund administrative fees of $94,702 and accounting and pricing fees of $46,192.

                                   DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days writen notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

     The firm of Deloitte & Touche LLP, 250 East Fifth Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation.

     Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004, serves as legal counsel to the Trust and passes upon certain legal matters in connection with shares offered by the Trust.

     The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                OTHER FUND COSTS

     The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

     The Fund and/or the Adviser may enter into arrangements to compensate certain Intermediaries for providing recordkeeping, sub-accounting and other shareholder and administrative services, as well as distribution-related services. The Fund may compensate these Intermediaries for providing services that are not distribution-related. As noted above, the Adviser, from its own assets, may make payments to Intermediaries for their expenses in connection with the distribution of Fund shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     It is the  Fund's  practice  to seek the best price and  execution  for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

     The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Fund's common stock portfolio transactions will normally be exchange traded and will be affected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

     During the fiscal years ended June 30, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Fund was $213,806, $330,153 and $325,662, respectively.

     In managing the Fund, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable price and execution. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser to cause the Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Adviser determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Adviser currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).

     A portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of other clients that it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended June 30, 2005, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $26,917,985 and $28,822, respectively.

     ORDER AGGREGATION AND ALLOCATION POLICY AND PROCEDURES ("AGGREGATION PROCEDURES"). The Adviser has adopted Aggregation Procedures that allow generally for the Adviser to aggregate or "bunch" orders for the purchase or sale of the same security for the accounts of two or more clients (including the
Fund) at the same time. The Adviser may bunch orders when it deems it to be appropriate and in the best interest of its clients. The Aggregation Procedures allow the Adviser to seek more favorable executions and/or net prices for aggregated orders. To the extent permitted by, and consistent with, the Aggregation Procedures and applicable SEC guidance, the Adviser also may include orders for accounts of the Adviser's employees in bunched orders. The Adviser will not bunch orders for clients whose investment management agreement with the Adviser would prohibit such aggregation. When a bunched order is filled in its entirety, each client that participates in the order will receive the average price for all of the transactions on the same business day. Generally, except as described below, each client that participates in a bunched order shall share in commissions or other transaction costs on a pro rata basis. However, in the event that a bunched order is traded on an Electornic Trading System (e.g., Financial Information eXchange), some client accounts may pay a lower rate in commission than other client accounts, as determined by the executing broker-dealer, pursuant to special discounted rates offered by the executing broker-dealer based on the number of shares executed at the client account level and the client account custodian. When a bunched order is partially filled, the securities actually purchased or sold by the close of each business day will be allocated, subject to certain exceptions, in a manner that is consistent with the initial pre-allocation or other written statement and that does not consistently advantage or disadvantage particular clients or groups of client accounts, as determined by the Adviser from time to time.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions to and withdrawals from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholder's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum, once you have invested the minimum initial amount required to open an account) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified on the Account Application). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund at 1-800-622-2474. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redemptions In Writing Required" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment. In addition, automatic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-622-2474, or by writing to:

                               The Oak Value Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Redemptions in Writing Required"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

     The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

     Due to Internal Revenue Service Regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

     EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption  privileges or postpone the date of payment
(i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

     Shares of the Fund are redeemed at the net asset value next determined after receipt of an order in proper form, except that a 2% redemption fee applies to redemptions of shares within 90 days of the date of purchase. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund. The redmeption fee will not be assessed on the redemption of shares held through qualified retirement plans.

                          NET ASSET VALUE DETERMINATION

     Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.

     Securities traded on a national stock exchange or on the NASDAQ National Market System will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise at the last quoted bid price. Fixed-income securities will ordinarily be traded in the  over-the-counter  market and common  stocks  will  ordinarily  be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Fund are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, discount from market of a similarly freely traded security, or a combination of these or other methods. The fair value of securities with remaining maturities of 60 days or less has been determined by the Board of Trustees to be represented by amortized cost, absent unusual circumstances.

                           ADDITIONAL TAX INFORMATION

     TAXATION OF THE FUND. The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must
(1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

     While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all if its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 2005, the Fund had a capital loss carryforward for federal income tax purposes of $392,952, which expires June 30, 2012. This capital loss carryforward may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

     TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Avoid Tax Withholding" in the Prospectus.

     For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

     REDEMPTION OF FUND SHARES. A redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

     Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

     The Declaration of Trust of Oak Value Trust currently provides for the issuance of shares of the Fund as the sole series of the Trust. The Trustees are permitted to create additional series, or funds, at any time. The Trust was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust. Shares of the Fund are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust.

     SHAREHOLDER RIGHTS. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

     Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

     FUND HISTORY. Prior to October 2002, the Trust was called The Tuscarora Investment Trust. Prior to May 19, 1995, the Fund was a series of Albemarle Investment Trust, another registered investment company.

     PROXY VOTING POLICIES AND PROCEDURES. The Adviser has adopted Proxy Voting and Disclosure Policy and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting and Disclosure Policy and Procedures of the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-622-2474, or on the SEC's website at http://www.sec.gov.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The policies, as discussed below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders and in holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

     o The Fund posts a listing of its Portfolio Securities as of the end of each calendar quarter at WWW.OAKVALUEFUND.COM. This listing is typically available at the website within approximately 15 days of the end of the quarter. The listings of the Portfolio Securities on the website are available to the general public.

     o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations on at least a 15-day lag for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

     o This policy relating to disclosure of the Fund's holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Adviser or to other Trust service providers, including but not limited to the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

     o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to this policy, and the rationale supporting such approval. At least once annually, the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with this policy.

     PRINCIPAL HOLDERS OF SECURITIES. As of August 15, 2005, the following persons were five percent or greater shareholders of record of the Fund:

-----------------------------------------------------------------------
                                     SHARE BALANCE      PERCENTAGE
-----------------------------------------------------------------------
Charles Schwab & Co., Inc.           3,008,062.432         37.4%
101 Montgomery Street
San Francisco, California 94104
-----------------------------------------------------------------------
National Financial Services LLC      1,307,012.448         16.3%
1 World Financial Center
New York, New York 10281
-----------------------------------------------------------------------

                         CALCULATION OF PERFORMANCE DATA

     The Fund may, from time to time, advertise certain total return and yield information.

     BEFORE-TAX PERFORMANCE. All pre-tax performance advertisements shall include average annual total return quotations. The "average annual total return" of the Fund refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends, and distributions includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV.

     AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. After-tax returns are calculated using the highest individual marginal federal income tax rates currently in effect. The tax rates used correspond to the tax characteristics of each component of the distributions (that is, the ordinary income rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). State, local or federal alternative minimum tax liabilities are disregarded, as is the effect of phase-outs of certain exemptions, deductions and credits at various income levels. The tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The uniformly calculated average annual total return quotations for the Fund for periods ended June 30, 2005 are as follows:

--------------------------------------------------------------------------------
                                             1 YEAR        5 YEARS     10 YEARS
--------------------------------------------------------------------------------
OAK VALUE FUND - Return Before Taxes          6.20%         4.88%       11.70%
--------------------------------------------------------------------------------
OAK VALUE FUND - Return After Taxes on
Distributions                                 6.20%         4.74%       11.15%
--------------------------------------------------------------------------------
OAK VALUE FUND - Return After Taxes on
 Distributions and Sale of Fund Shares        4.03%         4.15%       10.18%
--------------------------------------------------------------------------------

     NON-STANDARDIZED RETURN. In addition, the Fund may advertise other total return performance data ("non-standardized returns"). The non-standardized return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. The non-standardized returns may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The non-standardized returns of the Fund for each of the past 10 calendar years and since inception, as compared to the performance of the S&P 500 Index for such periods, are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Since
                                                                                                                       Inception*
                   1995      1996      1997      1998      1999      2000       2001       2002      2003      2004    (through
                                                                                                                       6/30/2005)
------------------------------------------------------------------------------------------------------------------------------------
Oak Value
Fund              28.89%    28.99%    37.70%    18.93%    -3.12%    18.17%     -0.47%    -24.34%    32.11%     7.97%    303.32%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index     37.58%    22.96%    33.36%    28.58%    21.04%    -9.12%    -11.90%    -22.10%    28.68%    10.88%    244.61%
------------------------------------------------------------------------------------------------------------------------------------

* Inception date of the Fund was January 18, 1993.

     COMPUTATION OF YIELD. From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[a-b/cd + 1)6 - 1]

     Where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

     OTHER PERFORMANCE INFORMATION. The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The S&P 500 Index and other securities indices are unmanaged and do not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest directly in an index, although index funds designed to replicate performance of various indices are generally available, and investors may invest directly in the underlying securities of an index.

     Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S and FORTUNE. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

     Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

     The Fund may also disclose from time to time information about IRAs and the benefits of IRAs, including the potential tax deduction and tax-deferred growth. The Fund may also provide examples of the accumulated amounts that would be available in an IRA with specified contributions over a specified amount of time with a specified annual return. For example, a $2,000 IRA contribution each year for 30 years earning a 10% average annual return would be worth approximately $360,000 at the end of 30 years. Such examples will be used for illustration purposes only and will not be indicative of past or future performance of the Fund.

                        FINANCIAL STATEMENTS AND REPORTS

     The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of June 30, 2005, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      APPENDIX A

                           DESCRIPTION OF BOND RATINGS

     The Fund will normally be invested in equities, although the percentage of its assets fully invested in equities may vary based on market and economic conditions. The Fund may invest a portion of its assets in fixed-income securities, including corporate debt securities and U.S. Government Securities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in money market instruments. When the Fund invests in money market instruments, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. When the Fund invests in fixed-income securities or money market instruments, it will limit itself to debt securities within the rating categories described below or, if unrated, of equivalent quality.

     The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

     The following summarizes the highest three ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. MIG-1 and V-MIG-1 are the highest ratings used by Moody's for short-term notes and variable rate demand obligations. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

     The following summarizes the highest three ratings used by Standard & Poor's Ratings Group ("S&P") for bonds:

     AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. The rating SP-1 is the highest rating assigned by S&P to short-term notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

DESCRIPTION OF FITCH, INC.'S RATINGS:

     The following summarizes the highest three ratings used by Fitch, Inc. ("Fitch") for bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relating standing within a rating category.

     The following summarizes the highest ratings used by Fitch for short-term notes, variable rate demand instruments and commercial paper:

     F-1+: Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                                                      APPENDIX B

                       OAK VALUE CAPITAL MANAGEMENT, INC.

                 PROXY VOTING AND DISCLOSURE POLICY & PROCEDURES


I.   INTRODUCTION

     Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the investment adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments"). Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The Advisers Act Amendments require that Oak Value Capital Management, Inc. (the "Adviser") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies where the Adviser has been delegated proxy voting authority. The IC Amendments require that the Oak Value Fund (the "Fund") disclose the policies and procedures used to determine how proxies for its portfolio securities are voted. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes that it cast for portfolio securities.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Adviser and the Fund comply with the requirements of the Advisers Act Amendments and IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.

     Overall, proxy voting will be managed in an effort to act in the best interests of the Adviser's clients including, without limitation, the Fund. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines.


II.  GENERAL POLICY FOR VOTING PROXIES

     The Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Adviser and its portfolio managers (the "Portfolio Manager") are committed to voting corporate proxies in the manner that they reasonably believe serves the best interests of their clients. The Fund has delegated the voting of its proxies to the Adviser, as the Fund's investment adviser.

     The Adviser will vote proxies solely in the interests of its clients. Any material conflict of interest must be addressed in the best interests of its clients. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser reasonably believes it is not to be in the best interests of its clients. The Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, the Adviser believes that it is likely that similar proposals for different companies will, in some cases, receive different votes because of different corporate circumstances.

III. PROXY VOTING PROCEDURES

     The following details the Adviser's practice regarding the voting of proxies.

     A.   PROCEDURES

          To implement the Adviser's proxy voting policies, the Adviser has developed the following procedures for voting proxies.

          1. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.

          2. Upon receipt of a corporate proxy by the Adviser, the annual report and the proxy are submitted to the Chief Investment Officer or Chief Executive Officer (the "Responsible Party").

          3. The Responsible Party receiving proxy materials is then responsible for reviewing the proxy proposals and proxy proposal summaries. Following his review and the consideration of what vote he reasonably believes is in the best interests of clients, the Responsible Party will then vote applicable proxies.

          4. The Adviser will maintain copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section VI below) or (for the
               Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on controversial or particularly sensitive topics, the Responsible Party will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Adviser's files.

     B.   PROXY SPECIFIC ISSUES

          While the Adviser's policy is to review each proxy proposal on its individual merits, please refer to Exhibit A. for specific examples of voting decisions for the types of proposals that are most frequently presented. The Adviser reserves the right to adopt different approaches for different clients.

     IV.  MATERIAL CONFLICTS OF INTEREST

          The Adviser recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Proxy Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If a conflict of interest is determined not to be material by the Director of Compliance and one or more members of the Adviser's Board of Directors, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, an independent third party proxy service provider will be engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote).

          If a material conflict is found to exist, written documentation of the conflict (the "Conflict Memo") shall be produced. Specifically, the Conflict Memo should describe:

               o    the proposal to be voted upon;

               o    the nature of the material conflict of interest involved;

               o the independent third party proxy service provider engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote); and

               o    Verification that the Adviser  reasonably  believes that the
                    voting   recommendation  issued  by  the  independent  party
                    appears to be in the best interest of the client;


V.   ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     On or before August 6, 2003, Rule 206(4)-6 requires the Adviser to disclose in response to any client request how the client can obtain information from the Adviser on how its securities were voted. The Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Adviser. Upon receiving a written request from a client, the Adviser will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires the Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. The Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, the Adviser will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VI.  FUND DISCLOSURE

     A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

          Beginning with the Fund's next annual update to its Statements of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund will disclose this Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

          Beginning after June 30, 2004, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          Beginning after June 30, 2004, the Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)  The name of the issuer of the portfolio security;
          (ii) The exchange ticker symbol of the portfolio security;
          (iii)The  Council  on  Uniform  Security   Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv) The shareholder meeting date;
          (v)  A brief identification of the matter voted on;
          (vi) Whether matter was proposed by the issuer or by a security holder;
          (vii) Whether the Fund cast its vote on the matter;
          (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix) Whether the Fund cast its vote for or against management.

          The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

VII. RECORDKEEPING

     The Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;
     (ii) Proxy Statements, Annual Reports, and Proposals received regarding client securities;
     (iii) Records of votes cast on behalf of clients;
     (iv) Any documentation prepared by the Adviser that was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot);
     (v)  Records of client requests for proxy voting information, and
     (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

     The Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                      This the 1st day of July, 2003



                                      ---------------------------------
                                      David R. Carr, Jr.
                                      President
                                      Oak Value Capital Management, Inc.

                                                          EXHIBIT A
                                                    PROXY SPECIFIC ISSUES
                                                    ---------------------

Directors, Auditors:    Election of Directors                          Generally, no objections unless there is a proxy  contest  or if there is some other reason why Adviser is not  supportive.
                                                                       Level of stock ownership by Directors in  relation  to  their length of term of service is a consideration.

                        Staggered Board                                Generally, not in favor.

                        Election of Auditors                           Generally, no objections except if there is some question  as to the auditor's independence.

Compensation:           Equity Compensation Plans including Stock      Generally, no objections if program is reasonable  under  the
                        Option Plans and  Restricted Stock Plans       circumstances,  considering  industry, company size and prior option programs. Generally, not in favor if: a) currently the company has more than 10% of  the  total  outstanding  shares comprised of granted equity compensation plan shares in stock options, b) a company has a history of granting more than  1%
                                                                       of shares outstanding per year, and/or c) a new plan proposed represents more than 5% dilution to the  existing shareholder base.

                        Golden Parachutes                              Generally,  not  in  favor  of  contracts  that  grant  a top executive more than 2.99 times their annual compensation for severance from the company.

Corporate Governance,   Proposals to Lower Barriers to Shareholder     Generally, in favor of corporate actions that are believed to
Voting:                 Action                                         enhance shareholder rights.

                        Proposals to create or increase Super-         Generally, not in favor
                        Majority Voting Requirement

                        Proposals  to create a Separate Class of       Generally, not in favor
                        Stock with Disparate Voting Rights

                        Proposals  to create or increase Poison Pill   Generally, not in favor
                        Provision

                        Proposals  to create a Cumulative Voting       Generally, not in favor
                        Repeal

                        Proposals to recognize Stock Option            Generally, in favor of proposals that expense stock options.
                        Expense

Social:                 Social Issues                                  Generally,  not  in  favor.   "Ordinary business matters" are
                                                                       primarily the responsibility  of  management  and  should  be approved solely by the corporation's board of directors.